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                                                                   EXHIBIT 10.04


         The following form of Nonstatutory Stock Option Agreement was entered into by each of the following executive officers covering the following respective numbers of shares of common stock:

         Kirk P. Pond                  582,011 shares

         Joseph R. Martin              349,207 shares

         Daniel E. Boxer               174,604 shares



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                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        2000 EXECUTIVE STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT


         Fairchild Semiconductor International, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Class A Common Stock, par value $.01 per share (the "Shares"), to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2000 Executive Stock Option Plan (the "Plan").

Date of Option Grant:               February 22, 2002

Name of Optionee:                   [name of executive officer]

Number of Shares Covered by Option: [number of shares]

Exercise Price per Share:           $23.80

Vesting Schedule:

         Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests in full on May 16, 2005, or earlier as follows: 20% of the Option shall vest at the time the Share price reaches or exceeds $26.18 on each of any 20 trading days during any period of 30 consecutive trading days; an additional 25% of the Option shall vest at the time the Share price reaches or exceeds $29.75 on each of any 20 trading days during any period of 30 consecutive trading days; an additional 25% of the Option shall vest at the time the Share price reaches or exceeds $33.32 on each of any 20 trading days during any period of 30 consecutive trading days; and the remaining 30% of the Option shall vest at the time the Share price reaches or exceeds $39.27 on each of any 20 days during any period of 30 consecutive trading days. Other provisions of this Agreement affect the vesting of, and your ability to exercise, your Option.

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.



Optionee:         [signature of executive officer]
                  --------------------------------------------------------------
                                           (Signature)



Company:          [signature of an officer of the registrant]
                  --------------------------------------------------------------
                                           (Signature)



                  Title:
                          ------------------------------------------------------

Attachment




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                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        2000 EXECUTIVE STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT


THE PLAN AND                    The text of the Plan is incorporated in this Agreement by reference.
OTHER AGREEMENTS                Certain capitalized terms used in this Agreement are defined in the
                                Plan.

                                This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

NONSTATUTORY STOCK OPTION       This Option is not intended to be an Incentive Stock Option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING                         This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet and as otherwise provided in this Agreement.

TERM                            Your Option will expire in any event at the close of business at
                                Company headquarters on the day before the 10th anniversary of the
                                Date of Option Grant, as shown on the cover sheet. Your Option may expire earlier if your Service terminates, as described below.

REGULAR TERMINATION             If your Service is terminated by the Company for any reason other than for Cause (as defined in your employment agreement (as amended, supplemented or restated from time to time, your "Employment
                                Agreement")) or is terminated by you with Good Reason (as defined in your Employment Agreement), your Option shall continue to vest according to this Agreement, and you shall have until the end of the option term to exercise such Option.

TERMINATION FOR                 If your Service is terminated by the Company for Cause, as defined
CAUSE                           in your Employment Agreement and determined by the Board in its sole discretion, then you shall immediately forfeit all rights to your unvested Option and the Option shall immediately expire.

QUIT WITHOUT GOOD REASON        If your Service is terminated by you without Good Reason (as defined in your Employment Agreement), then you shall immediately forfeit all rights to your unvested Option and your vested Option shall expire 90 days after the effective date of your termination.

DEATH                           If your Service terminates because of your death, your Option will fully vest and your estate or heirs may exercise your entire Option over its full term.

DISABILITY                      If your Service terminates because of your Disability, your Option
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
                                will fully vest and you may exercise your entire Option over its full term.

RETIREMENT                      Upon your Retirement (as defined in your Employment Agreement), your
                                Option shall fully vest, and you shall have until the end of the option term to exercise such Option subject to the non-compete and confidential information provisions specified in your employment agreement.

CHANGE IN CONTROL               In the event that you are employed by the Company at the time of a
                                Change in Control, as defined below, your Option shall fully vest upon the effective date of the Change in Control, unless the Change in Control is initiated by the Company and you remain employed by the successor corporation in a position of equal rank and
                                responsibility to your position in the Company on the Date of Option
                                Grant.

                                "Change in Control" means the occurrence of any of the following events:

                                (i) Any "person" (as such term is used in Sections 13(d) and 14(d)
                                of the Exchange Act), other than (x) Sterling Holding Company, LLC and/or Citicorp Venture Capital Ltd. (either, for purposes of this definition, "CVC"), (y) any officer, employee or director of CVC or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors or (z) any officer, employee or director of the Company or any subsidiary of the Company or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors (any of such persons identified in clauses (x), (y) and (z), a "Permitted
                                Holder"), is or becomes the beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of the voting stock of the Company, provided, however, that the Permitted
                                Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the voting stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of the Company;

                                (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the
                                Company then in office; or
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


                                (iii) the merger or consolidation of the Company with or into another corporation or entity or the merger of another corporation or entity with or into the Company, or the sale of all or
                                substantially all the assets of the Company to another corporation or entity (in any of such cases, other than a corporation or entity that prior to such merger, consolidation or sale is controlled by
                                Permitted Holders), if the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the voting stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other
                                consideration, securities of the surviving corporation or entity or transferee that represent, immediately after such transaction, at least a majority of the aggregate voting power of the voting stock of the surviving corporation, entity or transferee.

LEAVES OF ABSENCE               For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the
                                Company in writing, if the terms of the leave provide for continued
                                Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                                The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

NOTICE OF EXERCISE              When you wish to exercise this Option, you must notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).
                                The notice will be effective when it is received by the Company.

                                If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                 When you submit your notice of exercise, you must include payment of the Option price for the Shares you are purchasing.

                                Payment may be made in one (or a combination) of the following forms:

                                -       Cash, your personal check, a cashier's check or a money
                                        order.

                                -       Shares which have already been owned by you for more than
                                        six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option price.


                                                  5


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

                                -       By delivery (on a form prescribed by the Company) of an
                                        irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the
                                        Company in payment of the aggregate exercise price.

WITHHOLDING TAXES               You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

RESTRICTIONS ON EXERCISE        By signing this Agreement, you agree not to exercise this Option or
AND RESALE                      sell any Shares acquired under this Option at a time when applicable laws, regulations or Company trading policies prohibit exercise, sale or issuance of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this
                                Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the
                                Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                If the sale of Shares under the Plan is not registered under the
                                Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the
                                Company and its counsel.

TRANSFER OF OPTION              You shall not assign, alienate, pledge, attach, sell, transfer or encumber this Option. If you attempt to do any of these things, this
                                Option will immediately become invalid. You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution.

                                Notwithstanding the preceding paragraph, if the Company consents, you may transfer this Option, by gift, to a family member. For purposes of this section, "Family Member" is defined to include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law,


                                                  6


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
                                son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing your household
                                (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or you) control the management of assets, and any other entity in which these persons (or you) own more than fifty percent of the voting interests. A Family Member transferee is hereafter referred to as a "Permitted Transferee."
                                Before any such transfer of this Option is effectuated, however, the
                                Company must be notified in advance in writing of the terms and conditions of the proposed transfer and the Company must determine that the proposed transfer complies with applicable law and the requirements of the Plan and this Option. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify hereunder shall be void and unenforceable against the Company.

                                The terms of this Option (including the post-termination of Service exercise periods) shall apply to your beneficiaries, executors, administrators and Permitted Transferees (including the
                                beneficiaries, executors and administrators of the Permitted
                                Transferees), including the right to agree to any amendment of this
                                Option, except that Permitted Transferees shall not transfer this
                                Option other than by will or by the laws of descent and
                                distribution. The Company is under no obligation to provide notice to a Permitted Transferee of your termination of Service.

                                This Option shall be exercised only by you (including, in the case of a transferred Option, by a Permitted Transferee), or, in the case of your death, by your executor or administrator (including, in the case of a transferred Option, by the executor or administrator of the Permitted Transferee). Before a Permitted Transferee will be allowed to exercise this option, you must make acceptable
                                arrangements to pay any withholding or other taxes that may be due as a result of exercising this option.

                                Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your
                                Option in any other way.

RETENTION RIGHTS                Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or
                                Affiliates) in any capacity. The Company (or any Parent and any
                                Subsidiaries or Affiliates) reserve the right to terminate your
                                Service in accordance with your Employment Agreement.

STOCKHOLDER RIGHTS              You, or your estate or heirs, have no rights as a stockholder of the
                                Company until a certificate for your Option's Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued,


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
                                except as described in the Plan.

ADJUSTMENTS                     In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW                  This Agreement will be interpreted and enforced under the laws of the State of Maine.

        BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.








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